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                                                         3333 HOLDING EXHIBIT 24


                            3333 HOLDING CORPORATION

                                POWER OF ATTORNEY



         THE UNDERSIGNED hereby constitutes and appoints J. Stephen Bilheimer with full power of substitution in the premises, as the undersigned's true and lawful agent and attorney-in-fact (the "Attorney-in- Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of 3333 Holding Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 registering the issuance and sale of up to 1,000,000 shares of the Common Stock of Centex Corporation and corresponding beneficial interests in the Company's Common Stock as described therein, together with any and all amendments thereto.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorney-in-Fact, may not be revoked until the Attorney-in-Fact have received five days' written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29 th day of May, 1998.




                                             /s/ JOSIAH O. LOW, III
                                             --------------------------------
                                             Josiah O. Low, III
                                             Director
                                             3333 Holding Corporation

                                                         3333 HOLDING EXHIBIT 24


                            3333 HOLDING CORPORATION

                                POWER OF ATTORNEY



         THE UNDERSIGNED hereby constitutes and appoints J. Stephen Bilheimer with full power of substitution in the premises, as the undersigned's true and lawful agent and attorney-in-fact (the "Attorney-in- Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of 3333 Holding Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 registering the issuance and sale of up to 1,000,000 shares of the Common Stock of Centex Corporation and corresponding beneficial interests in the Company's Common Stock as described therein, together with any and all amendments thereto.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorney-in-Fact, may not be revoked until the Attorney-in-Fact have received five days' written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of May, 1998.




                                             /s/ DAVID M. SHERER
                                             --------------------------------
                                             David M. Sherer
                                             Director
                                             3333 Holding Corporation